SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): MAY 13, 2005
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)


         NEVADA                     000-33005                 52-2312117
-----------------------       ----------------------     ---------------------
(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


           7475 Skillman, Suite C-102 Dallas, Texas            75231
         ---------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 932-6822
                                                          --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS
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     On May 27, 2005, the Registrant accepted the resignation of its President,
Chief Executive Officer, and Board member Eric R. Boyer. The Registrant issued a press release announcing this fact on the same date.

Mr. Boyer cited time constraints and his desire to focus more time on other unrelated business pursuits. Mr. Boyer is also returning to the Registrant all but one share beneficially owned by him which presently aggregate 1,500,050 shares (1,500,049 are to be returned).

     Mr. Andrew Jones, the sole remaining Board member and officer has temporarily assumed Mr. Boyer's duties until a suitable replacement can be found.

     A copy Mr. Boyer's letter of resignation is attached hereto as Exhibit 17.1 and a copy of the Registrant's press release is attached hereto as Exhibit 99.1. Both are hereby incorporated by reference.


ITEM 8.01     OTHER EVENTS
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     The Registrant is hereby canceling and returning all 1,500,049 shares of common stock that was beneficially owned by Eric R. Boyer, the Registrant's former President and Chief Executive Officer. Upon completion of the cancellation the Registrant shall have 66,424,020 shares of common stock issued and outstanding.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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(c)           Exhibit.

17.1          Eric R. Boyer's Resignation Letter dated May 27, 2005.
99.1          The Registrant's Press Release dated May 27, 2005.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions and estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PREMIER DEVELOPMENT & INVESTMENT, INC.
                                       --------------------------------------
                                       (Registrant)



Date: May 27, 2005                     /s/ Andrew L. Jones
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                                       Andrew L. Jones
                                       President, Chairman, CEO, and Secretary